360 FUNDS

EAS Crow Point Alternatives Fund (the “EAS Fund”)

Investor Class Shares (EASAX)

Institutional Class Shares (EASIX)

Crow Point Global Tactical Allocation Fund (the “Global Fund”)

Investor Class Shares (CGHAX)

Institutional Class Shares (CGHIX)

Crow Point Alternative Income Fund (the “Income Fund”)

Investor Class Shares (AAIFX)

Institutional Class Shares (AIIFX)

Supplement dated April 15, 2020

To the Funds’ Prospectus and Statement of Additional Information

dated January 28, 2020

Effective April 10, 2020, Crow Point Partners, LLC has resigned as the investment adviser to the EAS Crow Point Alternatives Fund, Crow Point Global Tactical Allocation Fund, and Crow Point Alternative Income Fund (collectively, the “Crow Point Funds”). All references to Crow Point Partners and Peter DeCaprio, as portfolio manager, in the Prospectus and Statement of Additional Information are removed.

At a special board meeting held on April 10, 2020, the Board of Trustees (the “Board”) appointed Timber Point Capital Management, LLC (“Timber Point”) as the interim investment adviser to the Crow Point Funds pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”). At the same meeting, the Board approved an interim sub-advisory agreement between Winthrop Capital Management, LLC (“Winthrop”), the sub-adviser to the Income Fund, and Timber Point (the “Interim Sub-Advisory Agreement”).

Both the Interim Advisory Agreement and Interim Sub-Advisory Agreement were approved pursuant to the requirements of Section 15(f) and Rule 15a-4 of the Investment Company Act of 1940 Act. Pursuant to the interim agreements, both Timber Point and Winthrop will continue to provide advisory services to the Crow Point Funds until shareholders of the funds approve a new investment advisory agreement and new sub-advisory agreement or until the interim agreements expire.

In late April 2020, the Board will hold a meeting to consider a new investment advisory agreement and new sub-advisory agreement with Timber Point and Winthrop, respectively. If the new agreements are approved, shareholders of the Crow Point Funds will receive a proxy statement to approve the new agreements.

Change in Portfolio Managers

As of April 10, 2020, the portfolio manager of the Crow Point Funds is David Cleary. Mr. Cleary previously served as portfolio manager of the Crow Point Funds from October 2017 until April 1, 2020.

Effective April 10, 2020, the following sub-headings under the section titled “Portfolio Managers” in the “MANAGEMENT” section of the Funds’ Prospectus are deleted in their entirety and replaced with the following:

EAS Crow Point Alternatives Fund

David Cleary has served as a Portfolio Manager of the Fund since April 10, 2020. Mr. Cleary previously served as a Portfolio Manager of the Fund from October 2017 through April 1, 2020.

Crow Point Global Tactical Allocation Fund

David Cleary has served as a Portfolio Manager of the Fund since April 10, 2020. Mr. Cleary previously served as a Portfolio Manager of the Fund from October 2017 through April 1, 2020.

Crow Point Alternative Income Fund

David Cleary of Timber Point has served as a Portfolio Manager of the Fund since April 10, 2020. Mr. Cleary previously served as a Portfolio Manager of the Fund from October 2017 through April 1, 2020. Gregory J. Hahn and Adam Coons of Winthrop have served the Fund as portfolio managers since June 2019.

David Cleary

President and Chief Compliance Officer of Timber Point

David Cleary is President and Chief Compliance Officer of Timber Point. Previously, he was a principal and portfolio manager at Crow Point Partners, LLC. Mr. Cleary spent 23 years at Lazard Asset Management where he held a series of senior portfolio management roles over multi-asset and global fixed income strategies. Mr. Cleary additionally served as the firm’s global head of fixed income, a $26 billion platform. Prior to Lazard, Mr. Cleary worked at UBS and IBJ Schroder, mostly in fixed income asset management roles. He began working in the asset management field in 1987 upon his graduation from Cornell University, with a BS in Business Management and Applied Economics. Mr. Cleary is a Chartered Financial Analyst.

Also effective April 10, 2020, the following paragraphs under the section titled “Portfolio Managers” in the “MANAGEMENT AND ADMINISTRATION” section of the Funds’ Statement of Additional Information will be deleted in their entirety and replaced with the following:

As of April 10, 2020, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

Portfolio	Account	Performance-Based Fees		Non-Performance-Based Fees
Manager	Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Cleary	Registered Investment Company	0	0	7	$28.4 mil
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Compensation. As of April 10, 2020, the Portfolio Manager for the EAS Fund, the Global Fund and the Income Fund receives a fixed salary and is eligible to receive a bonus which is dependent upon both Timber Point’s profitability, as applicable, and management’s discretion for serving as a Fund’s portfolio manager.

Ownership. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Funds as of April 10, 2020 using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; G = over $1,000,000:

Name of Portfolio Manager	Dollar Range of Equity Securities in the EAS Crow Point Alternatives Fund
David Cleary	B

Name of Portfolio Manager	Dollar Range of Equity Securities in the Crow Point Global Tactical Allocation Fund
David Cleary	B

Name of Portfolio Manager	Dollar Range of Equity Securities in the Crow Point Alternative Income Fund
David Cleary	B

This Supplement revises information in the Funds’ Prospectus and Statement of Additional Information dated January 28, 2020. If you would like another copy of the Funds’ Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

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